UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 200549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 1, 2004

New Horizons Worldwide, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-17840	22-2941704

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 S. State College Blvd., Suite 200, Anaheim, CA	92806

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(714) 940-8000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 —Securities and Trading Markets

Item 3.01      Notice of Failure to Satisfy a Continued Listing Rule or Standard.

        On November 1, 2004, Ching Yuen (Sam) Yau resigned as a Director of New Horizons Worldwide, Inc. (the “Company”), which is further described below. On the same date, the Company notified The Nasdaq Stock Market, Inc. (“NASDAQ”) that, as a result of Mr. Yau’s resignation, less than a majority of the members of the Company’s Board of Directors are “independent directors”, as the term is defined under NASD Rule 4200. Accordingly, the Company is not in compliance with NASD Rule 4350(c)(1), which requires that a majority of the board of directors be comprised of independent directors as defined in Rule 4200.

        Pursuant to NASD Rule 4350(c)(1), the Company has until the earlier of its next annual meeting of stockholders or November 1, 2005 to cause a majority of its Board of Directors to again be comprised of independent directors.

        On November 3, 2004, the Company received a letter from NASDAQ stating that the Company will be provided a cure period until the earlier of the Company’s next annual meeting of stockholders or November 1, 2005 in order to regain compliance with NASD Rule 4350(c)(1). The Company is currently considering various options to cause the Company to regain compliance with NASD Rule 4350(c)(1).

Section 5 —Corporate Governance and Management

Item 5.02      Departure of Principal Officers.

    (b)        On November 1, 2004, Ching Yuen (Sam) Yau resigned as a Director of the Company in order to provide time for him to meet other commitments. In connection with Mr. Yau’s resignation, the remaining members of the Company’s Board of Directors unanimously appointed David A. Goldfinger, currently an independent director of the Company, to serve on the Audit Committee of the Board of Directors.

Section 7 —Regulation FD

Item 7.01      Regulation FD Disclosure.

        As disclosed above, Ching Yuen (Sam) Yau resigned as a Director of the Company, effective November 1, 2004. A copy of the press release regarding Mr. Yau’s resignation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

        The press release furnished with this Current Report on Form 8-K provides detail not included in previously issued reports and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Section 9 — Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits.

(c)     Exhibits.

Exhibit No.	Description
99.1	Press Release of New Horizons Worldwide, Inc., dated November 2, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW HORIZONS WORLDWIDE, INC.

Date	November 4, 2004
		By	/s/ Thomas J. Bresnan
Thomas J. Bresnan
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of New Horizons Worldwide, Inc., dated November 2, 2004

E-1